UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 10, 2016

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2016 Long-Term Incentive Plan

The Potash Corporation of Saskatchewan Inc. (the “Company”) 2016 Long-Term Incentive Plan (the “2016 Plan”) was adopted by the Company’s Board of Directors (the “Board”) on February 22, 2016 and approved by the shareholders of the Company on May 10, 2016 at the Company’s Annual and Special Meeting of Shareholders (the “Meeting”). The purpose of the 2016 Plan is to advance the interests of the Company by supporting the Company’s compensation philosophy of providing selected employees and officers with an opportunity to: (1) promote the growth and profitability of the Company; (2) align their interest with shareholders; and (3) earn compensation commensurate with corporate performance. In addition, the Company believes that the Plan will directly assist in supporting the Company’s compensation philosophy by providing participants the opportunity to acquire common shares of the Company.

The 2016 Plan permits the grant to eligible employees of awards of (1) performance share units (“PSUs”), and (2) options to purchase common shares of the Company at an exercise price based on the market value of the shares on the date of grant. A maximum aggregate of 21,000,000 common shares may be issued pursuant to PSUs and stock options granted under the 2016 Plan, subject to adjustment as described in the 2016 Plan. Subject to certain limitations described in the 2016 Plan, if, on or after May 10, 2016, any common shares issued pursuant to an award under the 2016 Plan are forfeited, or if any award granted under the 2016 Plan terminates, expires, is cancelled or forfeited, or is settled in cash (in whole or in part), then the common shares subject to such award will, to the extent of such termination, expiration, cancellation, forfeiture or cash settlement, again be available for issuance under the 2016 Plan. A copy of the 2016 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 11, 2016, the Board approved the forms of award agreement to be used in connection with grants of awards under the 2016 Plan. Also on May 11, 2016, the Board approved the grant of the following PSU and stock option awards under the 2016 Plan:

Performance Share Units

Pursuant to the 2016 Plan and the recommendations of the Human Resources and Compensation Committee of the Board (the “Committee”), the Board approved the grant of a target number of PSUs to eligible employees, including the Company’s Named Executive Officers, as evidenced by and subject to the Performance Share Unit Agreement (2016-2018 Phased Grant), the form of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference. Each PSU represents one common share and will be settled (to the extent earned) in the form of (1) common shares for grantees subject to the Company’s share ownership guidelines, and (2) cash for all other grantees. On May 10, 2016, the day prior to the grant of the PSUs, the closing prices of the Company’s common shares on the Toronto Stock Exchange and the New York Stock Exchange were Cdn $20.87 and US $16.15 per share, respectively. The following table sets forth information regarding target awards granted to the Company’s Named Executive Officers identified below:

Name and Position	Target Performance Share Unit Award Value		Target Performance Share Units (#) (1)
Jochen E. Tilk	Cdn $	3,622,500	173,574
Wayne R. Brownlee	Cdn $	1,682,701	80,628
Stephen F. Dowdle	US $	651,000	40,310
Joseph A. Podwika	US $	651,000	40,310

(1)

Each grant of PSUs is comprised of three tranches, with each tranche vesting based on the achievement of performance metrics over a separate performance period (i.e., a 1-year performance period for the first tranche, a 2-year performance period for the second tranche, and a 3-year performance period for the third tranche, with each performance period beginning on January 1, 2016). Performance for each tranche of the PSUs is measured, and the applicable payouts will be determined, at the end of the applicable performance period. Performance is measured using two equally-weighted metrics: (1) the Company’s total shareholder return relative to an industry comparator group of companies during the applicable performance period and (2) the

Company’s average annual Cash Flow Return on Investment (CFROI) minus its average annual Weighted Average Cost of Capital (WACC) during the applicable performance period. Between 0% and 200% of the “target” number of PSUs subject to each tranche may be earned based on performance achievement during the applicable performance period. It is currently anticipated that, for future fiscal years, PSU awards will be established with only one tranche that will vest based on the two equally-weighted performance metrics listed above over a three-year performance period, subject to the Form of Performance Share Unit Agreement, the form of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Stock Options

Pursuant to the 2016 Plan and the recommendations of the Committee, the Board approved the grant of stock options to eligible employees, including the Company’s Named Executive Officers, as evidenced by and subject to the Option Agreement, the form of which is filed herewith as Exhibit 10.4 and is incorporated herein by reference. The following table sets forth information regarding target awards granted to the Company’s Named Executive Officers identified below:

Name and Position	Number of Common Shares Subject to Option (1)	Exercise Price per Common Share (2)
Jochen E. Tilk	351,792	Cdn $	20.87
Wayne R. Brownlee	163,412	Cdn $	20.87
Stephen F. Dowdle	72,678	US $	16.15
Joseph A. Podwika	72,678	US $	16.15

(1)	Subject to the terms of the 2016 Plan and any applicable Award Agreement, such options will vest on the third anniversary of the date hereof, subject to continuous employment with the Corporation or a subsidiary of the Corporation until such date, and will generally expire no later than the tenth anniversary of the date hereof.
(2)	Such options were granted at a price per common share equal to the closing price quoted on the Toronto Stock Exchange or the New York Stock Exchange, as applicable, for the common shares of the Company at the close of business on May 10, 2016, being the Fair Market Value (as defined in the 2016 Plan) of the common shares of the Corporation at the date of this grant.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, the Company’s shareholders voted upon the election of each of the following proposed director nominees with the results of the voting set forth opposite the name of each such nominee.

	FOR	AGAINST	WITHHELD (*)
Christopher M. Burley	493,360,405	441	11,094,484
Donald G. Chynoweth	462,147,239	441	42,307,650
John W. Estey	458,290,804	222,815	45,941,711
Gerald W. Grandey	492,909,693	1,774	11,543,863
C. Steven Hoffman	497,065,020	867	7,389,443
Alice D. Laberge	457,725,365	160,324	46,569,641
Consuelo E. Madere	500,139,671	734	4,314,925
Keith G. Martell	458,059,251	61,191	46,334,888
Jeffrey J. McCaig	456,266,701	221,515	47,967,114
Aaron W. Regent	497,056,337	1,941	7,397,052
Jochen E. Tilk	493,139,612	221,648	11,094,070
Elena Viyella de Paliza	469,988,242	61,291	34,405,797
Zoë A. Yujnovich	465,345,745	61,324	39,048,261

Accordingly, each director nominee was elected to hold office until the next annual meeting or until his or her successors are elected or appointed.

The Company’s shareholders also voted upon the following proposals:

(1)	An ordinary resolution appointing the firm of Deloitte LLP as the Company’s auditors, to hold office until the close of the next annual meeting of the Company’s shareholders. The results of the vote were: 585,106,351 shares for, 574 shares against and 14,632,578 shares withheld.(*) Accordingly, the ordinary resolution appointing the firm of Deloitte LLP was approved.

(2)	An ordinary resolution (included in the Company’s Management Proxy Circular dated February 22, 2016 (the “2016 Proxy”)) approving the adoption of the 2016 Plan (attached as Appendix A to the 2016 Proxy). The results of the vote were: 406,041,543 shares for and 98,405,175 shares against. Accordingly, the ordinary resolution adopting the 2016 Plan was approved.

(3)	An advisory resolution accepting the Company’s approach to executive compensation disclosed in the 2016 Proxy. The results of the vote were: 466,637,889 shares for and 37,808,430 shares against. Accordingly, the advisory resolution was approved.

(4)	A shareholder proposal (attached as Appendix E to the 2016 Proxy). The results of the vote were: 159,593,972 shares for and 344,850,348 shares against. Accordingly, the shareholder proposal was not approved.

(*)	Number of withheld votes is based upon proxies received prior to the Meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10.1	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan

10.2	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan – Form of Performance Share Unit Agreement (2016-2018 Phased Grant)

10.3	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan – Form of Performance Share Unit Agreement

10.4	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan – Form of Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Robert A. Kirkpatrick
Name:	Robert A. Kirkpatrick
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Dated: May 11, 2016

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan

10.2	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan – Form of Performance Share Unit Agreement (2016-2018 Phased Grant)

10.3	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan – Form of Performance Share Unit Agreement

10.4	Potash Corporation of Saskatchewan Inc. 2016 Long-Term Incentive Plan – Form of Option Agreement